Dean Heller
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89801-4299
(775) 684 5708 Website: secretaryofstate.biz

ARTICLES OF INCORPORATION                        Filed # 12753-04
  (Pursuant to NRS 78)                           May 11, 2004

Important:  read attached instructions before completing form.

1.       Name of                    First Mediterranean Gold Resources Inc.
         Corporation

2.       Resident Agent             CSC Services of Nevada,Inc.
         Name and Street            502 East John Street   Carson City, NEVADA  89706
         Address:                   Street Address             City            Zip Code

3.       Shares:                    500,000,000      Par Value $.0001   Number of shares
         (number of shares                                              without par value
         corporation
         authorized to issue)

3.       Name &                     1. David Goldberg
         Addresses,                    Name
         Of Board of                   3450 Park Central Blvd.  N. Pompano Beach, FL 33064
         Directors/Trustees:
         (attach additional page if 2. Craig Press
         there is more than 2          Name
         directors/trustees            3450 Park Central Blvd.  N. Pompano Beach, FL 33064

                                    3. Jeff Sternberg
                                       Name
                                       3450 Park Central Blvd.  N. Pompano Beach, FL 33064

5.       Purpose:                   The purpose of this Corporation shall be:
         (optional - see
          instructions)             Business Development company

6.       Name, Address              David Goldberg            /s/  David Goldberg
         And Signature of              Name
         Signature
         Incorporator                  3450 Park Central Blvd.  N. Pompano Beach, FL   33064
                                             Address                    City     State  Zip

7.       Certificate of             I hereby accept appointment as resident Agent for the above named corporation
         Acceptance of              CSC Services of Nevada, Inc.
         Appointment of             By:  Elizabeth  B. Kaniecany                05/10/04
         Resident Agent

This form must be accompanied by appropriate fees. Sees attached fee schedule.